                                                                    EXHIBIT 10.4

                        INTERSHOP COMMUNICATIONS, INC.

                           REORGANIZATION AGREEMENT

     This Intershop Communications, Inc. Reorganization Agreement ("Agreement") is entered into as of July 16, 1998, by and among Intershop Communications, Inc., a Delaware corporation (the "Company"), Intershop Communications AG, a German stock corporation ("Intershop AG"), J. Burgess Jamieson ("Jamieson") and Stephan Schambach ("Schambach") upon the following terms and conditions:

                                   RECITALS

     A. Pursuant to that certain Reorganization Agreement, dated as of June 23, 1998 ("Reorganization Agreement"), certain investors in the Company exchanged their shares in the Company for shares of Intershop AG common stock. As a result, the Company has become a subsidiary of Intershop AG. Intershop AG intends now to commence its initial public offering of stock on the Neuer Market in Frankfurt, Germany (the "IPO").

     B. Schambach, Jamieson and Intershop AG (collectively, the "Stockholders") presently hold all Company stock issued and outstanding.

     C. In order to facilitate the IPO, the Stockholders and the Company desire that (1) Jamieson surrender to the Company nine hundred seventy-six thousand (976,000) shares, collectively, of Company series A preferred stock ("Series A Preferred") and Company series B preferred stock ("Series B Preferred")in exchange for nine hundred seventy-six thousand (976,000) shares of Company class B common stock ("Class B Common"); (2) Schambach surrender to the Company four million four hundred ten thousand (4,410,000) shares of Company common stock in exchange for four million four hundred ten thousand (4,410,000) shares of Class B Common; and (3) Intershop AG surrender to the Company all remaining issued and outstanding Company stock in exchange, collectively, for an equal number of shares of Company class A common stock ("Class A Common") (the "Reorganization").

     D.  The Reorganization is intended to qualify as a reorganization under
Section 368(a)(1)(E) of the Internal Revenue Code (the "Code") and this Agreement is intended to be a "Plan of Reorganization" within the meaning of Regulation 1.368-2(g) under the Code.

     E. The parties hereto intend that the transactions contemplated in this Agreement will qualify for the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

     Now, Therefore, in consideration of the covenants and promises contained in this Agreement, the parties hereto agree as follows:

                                   SECTION 1

                            Terms of Reorganization

     1.1 Closing. The closing (the "Closing") of the Reorganization described herein shall occur on the date of this Agreement. At the Closing, (a) Jamieson agrees to surrender to the Company nine hundred seventy-six thousand (976,000) shares, collectively, of Series A Preferred and Series B Preferred in exchange for nine hundred seventy-six thousand (976,000) shares of Class B Common; (b) Schambach agrees to surrender to the Company four million four hundred ten thousand (4,410,000) shares of Company common stock in exchange for four million four hundred ten thousand (4,410,000) shares of Class B Common; and (c) Intershop AG agrees to surrender to the Company all remaining issued and outstanding Company stock in exchange, collectively, for an equal number of shares of Class A Common. Such exchange shall be effective as of the date of this Agreement the ("Closing Date"), subject to the terms and conditions hereof, and is intended to constitute a reorganization pursuant to Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended.

     1.2 Class A Common. The rights, preferences and privileges of the Class A Common shall be as set forth in the Amended and Restated Certificate of Incorporation of the Company (the "Certificate").

     1.3 Class B Common. The rights, preferences and privileges of Class B Common shall be as set forth in the Certificate.

     1.4 Conditions. The respective obligations of each party to consummate the transaction contemplated by this Agreement on the Closing Date shall be subject to satisfaction or waiver (such waiver being in a writing signed by both parties) on or prior to the Closing Date of the following conditions:

          (a) The Stockholders shall have delivered to the Company the original stock certificates representing the number of shares of common and preferred stock provided for in paragraph 1.1, above, with respect to the Closing. Such certificate(s) shall be duly issued in the Stockholders' respective names and shall be accompanied by such supporting documents as may, in the opinion of the Company's counsel, be necessary to pass to the Company good and marketable title to such shares.

          (b) The Stockholders shall each have executed and delivered to the Company an Assignment Separate from Certificate in substantially the forms attached hereto as Exhibit A.

          (c) Intershop AG shall have obtained any necessary approvals by its board of directors and/or shareholders with respect to its consent set forth in
Section 2 hereof.

                                   SECTION 2

                             Additional Covenants

          (a) Intershop AG hereby consents to the right, as set forth with more particularity in the Certificate, of the holders of Class B Common to convert such shares into shares of Intershop AG, and further agrees to immediately convert such shares within ten (10) business days of receiving such holder's (i) written request for such conversion and (ii) stock certificate representing the shares to be converted.

          (b) The Company covenants to amend its Certificate to reflect the creation of Class A Common and Class B Common.

          (c) The Company further covenants to issue and deliver to each of the Stockholders a certificate representing the number of shares of Class A Common or Class B Common, as the case may be, provided for in paragraph 1.1 above.

                                   SECTION 3

                          Investment Representations

     Jamieson and Schambach each hereby represent and warrant with respect to the acquisition of the Class B Common provided for herein as follows:

     3.1 Authorization. He has full power and authority to enter into this Agreement and to sell, assign, transfer and deliver all of his stock in the Company free and clear of all liens, encumbrances, equities, security interests, restrictions and claims whatsoever other than restrictions under the Certificate. This Agreement is a valid and legally binding obligation of him, enforceable in accordance with its terms, except as enforcement hereof may be limited by bankruptcy and other laws of general application affecting the rights and remedies of creditors or by the availability of equitable remedies. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation by him of any terms or provisions of (a) any trust, constructive or other, or (b) any material agreement or instrument to which he is a party or by which he or any of his properties are bound.

     3.2 Title. He has good and marketable title to the stock to be exchanged pursuant to this Agreement, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever other than restrictions under the Certificate.

     3.3 Experience. He is experienced in evaluating and investing in high technology companies such as the Company, is capable of evaluating the merits and risks of his investment in the Company and is able to bear the economic risk of the investment.

     3.4 No View to Distribute. He is acquiring his stock pursuant to this Agreement solely for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof and he has no present intent of engaging in a distribution of such stock. He understands that the stock to be acquired by him has not been registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of his representation regarding the absence of an intent to distribute such stock as expressed herein.

     3.5 Rule 144. He acknowledges that, because they have not been registered under the Securities Act, the stock he is acquiring must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. He is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not during the applicable holding period as set forth in Rule 144, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three (3) month period not exceeding specified limitations (unless the sale is within the requirements of Rule 144(k)).

     3.6 No Public Market. He understands that no public market now exists for any of the securities issued by the Company and that no public market will ever exist for such securities.

     3.7 Access to Information. He has had an opportunity to discuss the Company's business, management and financial affairs with its management and to obtain any additional information necessary to verify the accuracy of the information given to him. He has received all the information he considers necessary or appropriate for deciding whether to acquire the stock.

                                   SECTION 4

                                    General

     4.1 Governing Law and Venue. This Agreement and the rights of the parties hereto, shall be governed by and construed in accordance with the internal laws of the State of California as such laws apply to agreements among California residents made and to be performed entirely within the State of California. Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced in any state or federal court located in San Mateo, San Francisco or Santa Clara counties in the State of California. Each party to this Agreement:

          (a) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in San Mateo, San Francisco or Santa Clara counties in the State of California in connection with any such legal proceeding;

          (b) agrees that each state and federal court located in San Mateo, San Francisco or Santa Clara counties in the State of California shall be deemed to be a convenient forum; and

          (c) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in San Mateo, San Francisco or Santa Clara counties in the State of California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

     4.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, and shall be enforceable by each such person.

     4.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof.

     4.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     4.5 Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     4.6 Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by each of the Company and the Stockholders.

     4.7 Pronouns. All pronouns and any variations thereof used in this Agreement shall be deemed to refer to the masculine, or neuter, singular or plural, as appropriate.

     4.8 Authority and Execution. Each person executing this Agreement on behalf of a party hereto represents and warrants that he is duly and validly authorized to do so on behalf of such party, with full right and authority to execute this Agreement and to bind such party with respect to all of its obligations hereunder.

     4.9 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) on the next business day when sent by confirmed telex or facsimile or (iii) three (3) business days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     4.10 Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     4.11 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     4.12 Interpretation. Each party acknowledges that such party, either directly or through such party's representatives, has participated in the drafting of this Agreement, and any applicable rule of constructions that ambiguities are to be resolved against the drafting party should not be applied in connection with the construction or interpretation of this Agreement.

     4.13 English Language Interpretation. This Agreement has been prepared in the English language, and the English language shall control its interpretation.

     4.14 Specific Enforcement. Any Holder shall be entitled to specific enforcement of its rights under this Agreement. The parties acknowledge that money damages would be an inadequate remedy for a breach of this Agreement and consent to an action for specific performance or other injunctive relief in the event of any such breach.

     4.15 Further Assurances. Each party to this Agreement covenants and agrees to execute and deliver such other agreements and writings and to perform such other acts as may be necessary for the consummation of the matters contemplated by this Agreement.

     In Witness Whereof, this Reorganization Agreement has been executed and delivered as of the date first written above.

Intershop Communications, Inc.,
a Delaware corporation


By: /s/ Stephan Schambach
   -----------------------------------

Print Name: Stephan Schambach
           ---------------------------

Title: President & CEO
      --------------------------------



Intershop Communications AG,
a German stock corporation


By: /s/ Stephan Schambach
   -----------------------------------

Print Name: Stephan Schambach
            --------------------------

Title: Chairman of Board of Management
       -------------------------------


J. Burgess Jamieson


/s/ J. Burgess Jamieson
--------------------------------------


Stephan Schambach

/s/ Stephan Schambach
--------------------------------------

                                   Exhibit A

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

The undersigned hereby sells, conveys, assigns and transfers unto Intershop Communications, Inc., a Delaware corporation (the "Company"), an aggregate of Four Million Four Hundred Ten Thousand (4,410,000) shares of common stock of the Company standing in the undersigned name on the books of the Company and represented by Certificate No. ___ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

Date: July 16, 1998



/s/ Stephan Schambach
---------------------
Stephan Schambach

                                   Exhibit A

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

The undersigned hereby sells, conveys, assigns and transfers unto Intershop Communications, Inc., a Delaware corporation (the "Company"), an aggregate of Nine Hundred Seventy-Six Thousand (976,000) shares of preferred stock of the Company standing in the undersigned name on the books of the Company and represented by Certificates No. * herewith, and does hereby irrevocably
                                ---
constitute and appoint the Secretary of the Company as attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

Date: July 16, 1998



/s/ J. Burgess Jamieson
-----------------------
J. Burgess Jamieson

                                     Cert. #         Pref.      No. Shares
                                     -------         -----      ----------

Netconsult Communications, Inc.      PA-3            A              75,000
Netconsult Communications, Inc.      PB-3            B              47,000
                                                                ----------
                                                                   122,000

X 10.1 Split - Becomes                                           1,220,000

Sold in IPO                                                       (244,000)
                                                                ----------
Remaining Shares                                                   976,000
                                                                ==========

                                   Exhibit A

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

The undersigned hereby sells, conveys, assigns and transfers unto Intershop Communications, Inc., a Delaware corporation (the "Company"), an aggregate of _______________________ (_________) shares of common stock of the Company and
_______________________ (_________) shares of preferred stock of the Company standing in the undersigned name on the books of the Company and represented by Certificate Nos. ___ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as attorney to transfer said stock on the books of the Company with full power of substitution in the premises.


Date: July 16, 1998



Intershop Communications AG,
a German stock corporation

By: /s/ Stephan Schambach
   -----------------------------------

Print Name: Stephan Schambach
            --------------------------

Title: Chairman of Board of Management
       -------------------------------